Exhibit 99.1

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GVBK – Investment Profile

- Growth Story
- Performance Driven Leadership
- Unique ClientFIRST Model
- Dynamic Markets
- Performance / Momentum

Greenville FIRST

Southern FIRST

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GVBK – Growth Story

Total Assets (in millions)
$600
$500
$400
$300
$200
$100
$231
$316
$405
$509
2003
2004
2005
2006

Loans (in millions)
$500
$400
$300
$200
$100
$209
$280
$339
$402
2003
2004
2005
2006

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GVBK – Growth Story

Net Earnings (in thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,006
$2,013
$2,514
$3,901
2003
2004
2005
2006

Net Operating Earnings (in thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,006
$2,013
$3,444
$3,901
2003
2004
2005
2006

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South Carolina - Dynamic Markets

	Greenville Market	**Columbia Market**	
County:	**Greenville**	**Richland**	**Lexington**
Deposits	$8.4 billion	$7.9 billion	$2.3 billion
5 year annual growth rate	10.2%	11.9%	8.6%
Market share	3.6%	*	*
State Rank			
Population	1st	2nd	5th
Income	1st	3rd	4th

* LPO opening Q1 2007

Greenville FIRST

Southern FIRST

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GVBK – Greenville Market Share Data

Bank	Offices	Deposits ($ mil)	Market Share
Carolina First	14	1,771	21.1%
Wachovia	20	1,636	19.5%
BB&T	20	1,260	15.0%
Bank of America	16	810	9.6%
SunTrust	20	458	5.5%
Palmetto Bank	12	305	3.6%
Bank of TR	7	304	3.6%
Greenville First	**3**	**298**	**3.6%**
21 others	48	1,564	18.5%

Source – FDIC – June 2006

Greenville FIRST

Southern FIRST

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Performance Highlight – Efficiency

Efficiency Ratio
80%
70%
60%
50%
40%
59.0%
51.6%
49.2%
49.2%
2003
2004
2005
2006

Greenville FIRST

Southern FIRST

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Performance Highlight – Efficiency Comparison

Assets per Employee
$ - millions
$10.0
$8.0
$6.0
$4.0
$2.0
$8.6
$4.3
Greenville First
SC Average

Earnings per Employee
$ - thousands
$70.0
$60.0
$50.0
$40.0
$30.0
$59.7
$38.8
Greenville First
SC Average

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Strategic Expansion

85
Charlotte
NC
85
Greenville
26
85
SC
Atlanta
Columbia
GA

Southern FIRST

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GREENVILLE  FIRST  BANCSHARES, INC.

www.greenvillefirst.com

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Super-Community Bank Conference

Southeast - February 14-15, 2007

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Greenville First Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause Greenville First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Greenville First's operating results in documents filed by Greenville First Bancshares, Inc. with the Securities and Exchange Commission, including the Form SB-2 Registration Statement, the Annual report on Form 10-K and other required filings.  Greenville First assumes no duty to update the forward-looking statements made in this presentation.

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Greenville First Bancshares - Corporate Profile

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•     Greenville First Bank opened in 2000

•     $509.5 million in total assets (1)

•     Greenville SC market - $8.4 billion in

 deposits - 3.6% market share (2)

•     Columbia SC market - LPO opening

 first quarter of 2007

•     GVBK - NASDAQ market

•     23% Insider Ownership

•     3 offices / 61 employees

1 - As of December 31, 2006

2 - FDIC Data - June, 2006

GVBK - Investment Profile

  Growth Story
  Performance Driven Leadership
  Unique Client First Model
  Dynamic Markets
  Performance / Momentum

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GVBK - Growth Story

•         Assets increased 26% to $509 million

•         Loans increased 19% to $402 million

Total Assets (in millions)

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Loans (in millions)

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GVBK - Growth Story

•         Net earnings increased 55% to $3.9 million

•         EPS = $1.20 per diluted share

•         ROA = .85%

•         ROE = 11.94%

Net Earnings (in thousands)

[CHART]

Net Operating Earnings (in thousands)

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GVBK - Performance Driven Leadership

•       Board & Executive Team

-     Significant ownership - 23%

-     Performance based compensation structure - 35% of executive compensation is incentive based

•       Market Knowledge & Experience

-     Executive team members have worked in respective markets for more than 20 years

-     Executive team brings experience from 7 separate banks

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Corporate Strategy - Unique Model

Client FIRST

•       Targeted Focus - Professional & Executive Market

•       Relationship Team Structure - Personal Banker

-      Drives growth

-      Provides superior client service

-      Produces sustainable efficiencies

•       Highly Experienced Bank Team

-      Winning culture

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South Carolina - Dynamic Markets

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* LPO opening Q1 2007

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GVBK - Greenville Market Share Data

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Source - FDIC - June 2006

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Performance Highlight - Efficiency

•       Operating efficiency ratio = 49.2% for 2006

•        Infrastructure growth since 2004:

-     2 new offices

-     56% increase in the number of people

Efficiency Ratio

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Performance Highlight - Efficiency Comparison

•       Assets per employee = $8.6 million (1)

•       Earnings per employee = $59.7 thousand (year to date) (1)

Assets per Employee

[CHART]

Earnings per Employee

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Notes:

(1)   Data as of September 30, 2006

Source - FDIC - September 2006

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GVBK - Momentum

  Assets top $509 million

  Net earnings increased to $3.9 million

  Transaction account balances increased 38% for 2006

       -   Number of accounts increased 22%

  New headquarter infrastructure enables future growth

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Strategic Expansion

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•        Additional talent added to executive team

•        Opportunity to duplicate successful model in Columbia SC market

GVBK - Summary

•       Growth Story

•       Experienced & Performance Driven Leadership

•       Unique Client FIRST Model

•       Dynamic South Carolina Markets

•       Solid Performance / Momentum

•       Strategic Expansion

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Reconciliation of Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP").  Operating noninterest expense is used to compute the operating efficiency ratio (which is computed by dividing noninterest by the sum of net interest income and noninterest income).

                                                                                                              2006               2005

Net earnings, (GAAP)                                                                          $3,901            $2,514

      Non-operating items:

      Impairment on real estate, net of income taxes                                        -                   930

Operating earnings                                                                            $3,901            $3,444

Noninterest expense, (GAAP)                                                             $7,351            $7,856

      Non-operating items:

      Impairment on real estate                                                                       -                1,500

Operating noninterest expense                                                         $7,351            $6,356

Efficiency ratio

      GAAP                                                                                           49.2%             60.9%

      Operating                                                                                      49.2%             49.2%

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